UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 26, 2008

En Pointe Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-28052	75-2467002
(Commission File Number)	(I.R.S. Employer Identification No.)

18701 Figueroa Street Gardena, California	90248
(Address of principal executive offices)	(Zip Code)

(310) 337-5200
Registrant’s telephone number, including area code

_____________________Not Applicable____________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective upon the completion of signing on March 26, 2008, En Pointe Technologies Sales, Inc. ("the Company"), a wholly-owned subsidiary of En Pointe Technologies, Inc. and IBM Credit LLC ("IBM") entered into an agreement (the "Agreement") for inventory financing.  The Agreement is for a one year period of time or such other period as IBM and the Company may agree to from time to time.  Under the Agreement, the Company may borrow up to $25 million of certain eligible accounts receivable and inventory.  The borrowing base for inventory financing is limited to sales to International Business Machines Corporation and/or IBM Global Services.  Interest free financing is provided with the number of days of interest free financing depending on the vendor and product purchased.  Beyond the interest free financing period, interest is charged at the prime rate plus 6.5% per annum.  The Agreement is collateralized by accounts receivable, inventory and substantially all other assets.  The parent, En Pointe Technologies, Inc., has provided its guarantee to IBM for the inventory financing Agreement.   The Agreement also requires that the Company maintain a lockbox and special deposit account for proceeds of customer's accounts.  In conjuction with this financing Agreement, GE Commercial Distribution Finance Corporation and IBM Credit LLC, have signed Intercreditor Agreements.

The Agreement contains numerous covenants including the method of financial reporting to IBM.  In addition there are two financial covenants:
  Total subordinated debt and tangible net worth (both as defined under the Agreement) must be equal to or greater than $12,250,000.
  Funded debt (as defined under the Agreement) divided by EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) must be less than or equal to 3.5:1.0
The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 10-66 hereto and is incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell Company Transactions.
Not applicable.

(d) Exhibits:

Exhibit
Number	Description

10.66	Agreement for Inventory Financing dated March 18, 2008 between IBM Credit LLC and the Company.
10.67	Collateralized Guarantee
10.68	Deposit Account Control Agreement
10.69	Intercreditor Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

En Pointe Technologies, Inc.

March 28, 2008	By:	/s/ Robert A. Mercer____________
Name: Robert A. Mercer
Title: Corporate Secretary